UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California	92108
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2013, Encore Capital Group, Inc. (the “Company”) sold $150.0 million in aggregate principal amount of its 3.00% Convertible Senior Notes due 2020 (the “Firm Notes”) in a private placement. The Firm Notes were issued pursuant to an Indenture, dated June 24, 2013 (the “Indenture”), among the Company, Midland Credit Management, Inc., a wholly owned subsidiary of the Company, as guarantor, and Union Bank, N.A., as trustee. On July 18, 2013, the initial purchasers exercised, in full, their option to purchase an additional $22.5 million in aggregate principal amount of the Company’s 3.00% Convertible Senior Notes due 2020 (the “Additional Notes” and together with the Firm Notes, the “Notes”). The Notes may be subject to acceleration upon the occurrence of customary events of default.

The Additional Notes have the same terms as the Firm Notes. More information on the terms may be found in the Company’s Current Report on Form 8-K filed on June 24, 2013 in connection with the closing of the offering of the Firm Notes.

A copy of the Indenture (including the form of the Note) is attached as an exhibit to that report and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).

In connection with the initial purchasers’ exercise of their option to purchase the Additional Notes, the Company entered into additional privately negotiated capped call transactions (the “Additional Capped Call Transactions”) with one or more of the initial purchasers (or their affiliates) and one or more other financial institutions (the “Option Counterparties”). The Additional Capped Call Transactions cover, collectively, the number of shares of the Company’s common stock underlying the Additional Notes, subject to anti-dilution adjustments substantially similar to those applicable to the Notes. The cost of the Additional Capped Call Transactions was approximately $2.4 million.

The Additional Capped Call Transactions are expected generally to reduce the potential dilution and/or offset the cash payments the Company is required to make in excess of the principal amount upon conversion of the Additional Notes in the event that the market price of the Company’s common stock is greater than the strike price of the Additional Capped Call Transactions (which initially corresponds to the initial conversion price of the Additional Notes and is subject to certain adjustments under the terms of the Additional Capped Call Transactions), with such reduction and/or offset subject to a cap based on the cap price of the Additional Capped Call Transactions. The cap price of the Additional Capped Call Transactions will initially be $61.5475 per share, which represents a premium of approximately 75% over the last reported sale price of the Company’s common stock on June 18, 2013, and is subject to certain adjustments under the terms of the Additional Capped Call Transactions.

The Additional Capped Call Transactions are separate transactions, in each case, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Additional Capped Call Transactions.

The foregoing description of the Additional Capped Call Transactions is qualified in its entirety by the copies of the confirmations for the Additional Capped Call Transactions, which are attached as exhibits to this report and incorporated herein by reference.

The net proceeds from the sale of the Additional Notes were approximately $21.8 million, after deducting the initial purchasers’ discounts and commissions and the estimated fees and expenses payable by the Company. The Company used approximately $2.4 million of the net proceeds to pay the cost of the Additional Capped Call Transactions and intends to use the remainder of the net proceeds for general corporate purposes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company offered and sold the Additional Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement relating to the Notes.

To the extent that any shares of common stock are issued upon conversion of the Additional Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Additional Notes and any resulting issuance of shares of common stock.

Item 8.01. Other Events.

On July 23, 2013, the Company announced the closing of the sale of the Additional Notes. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

10.1	Letter Agreement, dated July 18, 2013, between Barclays Capital Inc., as Agent for Barclays Bank PLC, and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

10.2	Letter Agreement, dated July 18, 2013, between Credit Suisse International and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

10.3	Letter Agreement, dated July 18, 2013, between Morgan Stanley & Co. International plc and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

10.4	Letter Agreement, dated July 18, 2013, between RBC Capital Markets, LLC, as agent for Royal Bank of Canada, and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

99.1	Press release, dated July 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: July 23, 2013	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated July 18, 2013, between Barclays Capital Inc., as Agent for Barclays Bank PLC, and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

10.2	Letter Agreement, dated July 18, 2013, between Credit Suisse International and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

10.3	Letter Agreement, dated July 18, 2013, between Morgan Stanley & Co. International plc and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

10.4	Letter Agreement, dated July 18, 2013, between RBC Capital Markets, LLC, as agent for Royal Bank of Canada, and Encore Capital Group, Inc., regarding the Additional Capped Call Transaction

99.1	Press release, dated July 23, 2013